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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 7, 1999
                                                 -----------------------------



                               ZALE CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                           1-04129                   75-0675400
---------------                     ------------            ------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)



 901 W. Walnut Hill Lane, Irving, Texas                       75038-1003
 --------------------------------------                       ----------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code      (972) 580-4000
                                                  ----------------------------




                                 Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On September 7, 1999, Zale Corporation (the "Company") announced a stock repurchase program pursuant to which the Company, from time to time and at management's discretion, may purchase through the current fiscal year up to an aggregate of $50 million of Zale common stock on the open market.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

              99     Press Release issued by the Company on September 7, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               Zale Corporation
                               ---------------------
                               Registrant


                               By: /s/ Mark R. Lenz
                                   ------------------------------------
                                   Mark R. Lenz
                                   Senior Vice President, Controller
                                   (principal accounting officer
                                   of the registrant)

Date:    September 7, 1999

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                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
--------          -----------
99       Press Release issued by the Company on September 7, 1999.